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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS CONSENT


The Board of Directors
Matria Healthcare, Inc.



We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ KPMG LLP


Atlanta, Georgia
August 19, 2002